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                                                                    EXHIBIT 99.9



                        CERTIFICATION OF PERIODIC REPORT

         I, Anthony A. Scalese, Vice President of Finance and Principal Accounting Officer of QualMark Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002



                                                    /s/ Anthony A. Scalese
                                                    ----------------------------
                                                    Anthony A. Scalese
                                                    Vice President of Finance &
                                                    Principal Accounting Officer